                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    Form 8-K

                                 CURRENT REPORT

                         Pursuant to Section 13 or 15(d)
                     of the Securities Exchange Act of 1934

                          Date of Report: June 25, 2001

                       CHASE MORTGAGE FINANCE CORPORATION
      ---------------------------------------------------------------------
                           (Exact name of registrant)

Delaware                         333-56081                  52-1495132
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(State or other jurisdiction     (Commission File Number)   (IRS Employer
of incorporation)                                           Identification No.)


               343 Thornall Street, Edison, NJ             08837
               ----------------------------------------    ------------
               (Address of principal executive offices)    (Zip Code)

Registrant's telephone number, including area code:             (732) 205-0600

Item 5.  Other Events:


         On or about June 25, 2001, Chase Mortgage Finance Corporation (the "Depositor") made the distributions to holders of its Mortgage Pass-Through Certificates, Series 2001-S1 contemplated by the applicable Pooling and Servicing Agreements for such Series (collectively, the "Pooling and Servicing Agreements").

         Copies of the Certificateholders' Reports with respect to such distributions delivered pursuant to Section 6.02 of the Pooling and Servicing Agreements are being filed as exhibits to this Current Report on Form 8-K.


Item 7(c).  Exhibits

            Exhibits          Description
            ----------        ---------------

            20.1 Monthly Reports with respect to the June 25, 2001 distribution

                                   SIGNATURES



         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


Dated: July 9, 2001

                            THE CHASE MANHATTAN BANK,
                            As Paying Agent, on behalf of Chase
                            Mortgage Finance Corp.


                            By: /s/ Andrew M. Cooper
                            -----------------------------------
                            Name: Andrew M. Cooper
                            Title: Trust Officer

                                INDEX TO EXHIBITS
                                -----------------

Exhibit No.                     Description
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20.1                            Monthly Reports with respect to the
                                distribution to certificateholders on
                                June 25, 2001.